Exhibit 10.4
PLEDGE AGREEMENT
          This Pledge Agreement (the “Agreement”), dated as of October ___, 2009, is by and between, CanArgo Energy Corporation, a Delaware corporation (the “Pledgor”) and PERSISTENCY, a Cayman Islands limited company (the “Pledgee”).
Background
     1. CanArgo Energy Corporation, a Delaware corporation and debtor and debtor-in-possession (the “Borrower” or “Pledgor”) in a bankruptcy case commenced under chapter 11 of title 11 of the United States Code before the United States Bankruptcy Court for the Southern District of New York, Case No. 09-16453 (AJG) has requested loans (the “Loans”) from the Pledgee, and the Borrower intends to use the proceeds of the Loans in order to finance its and its subsidiaries’ operating expenses;
     2. As of the date hereof, the Pledgor is the registered and beneficial owner of the issued and outstanding equity interests listed on Schedule 1 hereto (the “Pledged Shares”), which Pledged Shares are represented by certificates identified on Schedule 1 hereto (the “Certificates”);
     3. It is a condition precedent to the Pledgee providing the Loans that the Pledgor shall execute and deliver to the Pledgee, among other things, this Agreement, as security for the obligations of Pledgor under the Loans.
N O W, T H E R E F O R E,
          In consideration of the premises and the mutual covenants and agreements herein set forth, and in order to induce the Pledgee to extend the financing described above, the Pledgee hereby agrees with the Pledgor as follows:
          1. Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Financing and Security Agreement, dated as of even date herewith, between Borrower and Pledgee (the “Financing Agreement”). In the event of a conflict between this Agreement and the Financing Agreement, the terms of the Financing Agreement shall control.
          2. Grant of Security. As security for the Obligations (as defined below), with effect from the Interim Order Entry Date, the Pledgor hereby pledges, assigns, transfers and delivers to the Pledgee all of its right, title and interest in and to the Collateral (as defined below) and hereby creates a first priority lien thereon and first priority security interest therein, subject to (a) the Permitted Priority Liens in accordance with the Requisite Priority, (b) the prior payment of the Carve-Out Expenses having priority of payment over the Obligations to the extent set forth in clause “first” of the definition of Agreed Administrative Expense Priorities as it appears in the Financing Agreement and (c) the provisions of the Financing Orders. As used herein, "Collateral” shall mean (i) the Pledged Shares, and (ii) all dividends, cash, securities, investment property, financial assets and other property issued, paid, declared and/or distributed in connection with the Pledged Shares, or any portion thereof, and (iii) all cash, securities, investment property, financial assets and other property paid, issued and/or distributed to or for the benefit of Pledgor in exchange, redemption or substitution for the Pledged Shares, or any portion thereof, and (iv) all other cash, securities, investment property, financial assets and other property paid, issued and/or distributed to or for the benefit of Pledgor as a consequence of Pledgor’s ownership of the Pledged Shares, or any portion thereof, and (v) all proceeds of the foregoing. Pledgor and Pledge are simultaneously entering into a security agreement under Guernsey law with respect to the Pledged Shares. The two agreements are not intended to, and shall not be construed to, be in conflict as it is the intention of the parties to ensure that the Secured Party obtains a perfected security interest in the Pledged Shares.
          3. Pledge Documents. On or before the Interim Order Entry Date, the Pledgor shall execute and deliver to the Pledgee an irrevocable proxy in favor of the Pledgee in respect of the Pledged Shares in the form set out in Exhibit A hereto (an “Irrevocable Proxy”) and shall deliver to the Pledgee the Certificates, if same exist, together with signed, undated instruments of transfer pertaining thereto duly executed in blank.
          4. Representations and Warranties. Except as provided in the Schedules, the Pledgor represents and warrants to the Pledgee, that:
(i)	Subject to the entry of the Financing Orders, it is the legal and beneficial owner of, and has good and marketable title to, the Collateral that it will deliver to the Pledgee on the Interim Order Entry Date and, if applicable, thereafter, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except (a) the lien and security interest created by this Agreement and the delivery of its Pledged Shares to the Pledgee, (b) the Permitted Priority Liens in accordance with the Requisite Priority, (c) the prior payment of the Carve-Out Expenses having priority of payment over the Obligations to the extent set forth in the Financing Agreement and (d) as may be provided pursuant to the provisions of the Financing Orders;

(ii)	it has, subject to entry of the Financing Orders, the full power, authority and legal right to execute, deliver and perform this Agreement and to create the collateral security interest for which this Agreement provides;

(iii)	its Pledged Shares have been duly and validly issued and are fully paid and nonassessable;

(iv)	subject to entry of the Financing Orders, this Agreement constitutes a valid obligation of the Pledgor, legally binding upon the Pledgor and enforceable in accordance with its terms, except as may be limited by the Financing Orders and the Financing Agreement;

(v)	upon the filing of a UCC-1 financing statement with respect to the Collateral, and delivery of the Certificates, if same exist, to Pledgee, the pledge, hypothecation, assignment and, if applicable, delivery of the Collateral pursuant to this Agreement creates a valid first-priority perfected security interest in favor of Pledgee in each of the Pledged Shares and the other Collateral, subject to (a) the Permitted Priority Liens in accordance with the Requisite Priority, (b) the prior payment of the Carve-Out Expenses having priority of payment over the Obligations to the extent set forth in the Financing Agreement, (c) the provisions of the Financing Orders and (d) the provisions hereof;

(vi)	no consent of any other party is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Agreement other than as expressly disclosed in writing to the Lender, and, other than entry of the Interim Financing Order, the Final Financing Order and any other orders of the Bankruptcy Court, no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Agreement; and

(vii)	upon entry of the Financing Orders, the execution, delivery and performance of this Agreement by the Pledgor will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises of which the Pledgor has Knowledge, or of any material mortgage, indenture, security agreement, contract, undertaking or other agreement to which Pledgor is a party or which purports to be binding upon it or any of its material properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement, except as contemplated herein or in the Loan Documents.
          5. Covenants. The Pledgor hereby covenants that from the date hereof through the Termination Date (as defined below):
     (a) it shall warrant and defend the right and title of the Pledgee conferred by this Agreement in and to the Collateral at its own cost against the claims and demands of all persons whomsoever; provided, that the costs and expenses of any such defense shall not cause an Excess Budget Variance, unless Lender agrees to an appropriate adjustment to the Budget to account for such costs and expenses;
     (b) except as contemplated by the Financing Orders, the Plan or as herein provided or in the ordinary course of business, without the prior written consent of the Pledgee, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Collateral or suffer to exist any encumbrance on its portion of the Collateral, other than (a) the Permitted Priority Liens in accordance with the Requisite Priority, (b) the prior payment of the Carve-Out Expenses having priority of payment over the Obligations to the extent set forth in the Financing Agreement and (c) the provisions of the Financing Orders;

     (c) it shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Pledgee) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Pledgee to exercise and enforce its rights hereunder with respect to such security interest; and
     (d) it shall keep in all material respects full and accurate records relating to the Collateral, and stamp or otherwise mark such records in such manner as the Pledgee may reasonably require in order to reflect the security interests granted by this Agreement.
          6. Delivery of Additional Interests. If the Pledgor shall become entitled to receive or shall receive any common stock, equity interests and/or certificates (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any of the Collateral, the Pledgor agrees to accept the same as the agent of the Pledgee and to hold the same in trust for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated instruments of transfer duly executed in blank, and irrevocable proxies for any certificates or membership certificates so received, in substantially the form of Exhibit A, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations.
          7. Obligations Secured; Certain Remedies. This Agreement secures the obligations of the Pledgor to the Pledgee under the Financing Agreement, and under any other agreements, documents and instruments executed by the Pledgor in connection with this Agreement or the Financing Agreement (collectively, the “Obligations”). If a Pledgor Event of Default (as defined herein) occurs and is continuing, the Pledgee, in addition to the other remedies provided herein, shall have the remedies of a Pledgee under the Uniform Commercial Code in effect in the State of New York. The Pledgee will give the Pledgor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed to the Pledgee via registered or certified mail, postage prepaid, at least fifteen (15) days before the time of sale or disposition. The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so, except as required by applicable law.
          8. Proceeds from Collateral. All proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (less any expenses of holding, preparing for sale, selling or the like, which shall include the Pledgee’s reasonable attorneys’ fees and legal expenses) shall be applied to the Obligations, and to the extent of any excess of such proceeds, to the payment to the Pledgor or upon the order of the Pledgor, unless otherwise required by applicable law. Notwithstanding the foregoing and anything herein to the contrary, all proceeds received by the Pledgee in respect of the Collateral shall be subject to the prior payment of the Carve-Out Expenses having priority of payment over the Obligations to the extent set forth in the Financing Agreement, the Permitted Priority Liens in accordance with the Requisite Priority and as otherwise may be provided in the Financing Orders.
          9. Voting Rights. After any Pledgor Event of Default shall have occurred and be continuing, the Pledgee shall have the right (after notifying the Pledgor in writing of its intention to exercise its voting rights with respect to the Pledged Shares) to receive notice of and to vote the Pledged Shares at its own discretion at any annual or special meeting at which the holders of the Pledged Shares are entitled to vote. The Pledgee agrees that until a Pledgor Event of Default occurs and is continuing and the Pledgee shall have given to Pledgor the written notice referred to in the foregoing sentence, the Pledgor shall have the exclusive voting power with respect to the Pledged Shares and any other shares, securities or other equity interests constituting Collateral.
          10. Limitation on Liability. The Pledgor shall be responsible for and the Pledgee is hereby released from any claim or liability in connection with: (a) safekeeping any Collateral; (b) any loss or damage to any Collateral; (c) any diminution in value of the Collateral; or (d) any act or default of another person or entity; provided, that notwithstanding the foregoing, Pledgee shall have a good faith obligation to preserve any Collateral in its possession or control to the same extent that it would preserve any of its own property, and provided, further that Pledgee shall be liable for any act or omission on its part constituting willful misconduct or gross negligence, but not for consequential or incidental damages in connection therewith.
          11. Default. The Pledgee shall be entitled to enforce the security granted by this Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Financing Agreement), after the Pledgee shall have declared due and payable the entire unpaid balance of the then outstanding Obligations, accrued interest and any other sums payable by the Pledgor under the Loan Documents (a “Pledgor Event of Default”).
          12. Termination. This Agreement shall terminate upon the first of the following to occur: (i) when all of the Obligations shall have been fully and indefeasibly satisfied, including, without limitation, if the Obligations are converted pursuant to the Conversion or are otherwise satisfied in accordance with Section 2.04 of the Financing Agreement or (ii) the Financing Agreement and the Promissory Note are no longer in effect (the “Termination Date”), and at such time, the pledge, assignment and any and all liens and security interests granted hereby (including any Irrevocable Proxies) shall terminate and be extinguished and all rights to the Collateral shall revert to the Pledgor, and the Pledgee agrees that it shall forthwith release the Pledgor from the Obligations and any other obligations hereunder and the Pledgee, and at the request of the Pledgor, will promptly execute and deliver to the Pledgor proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and the release and termination of all liens and security interests created hereby, and the Pledgee shall return to the Pledgor all originals of the Certificates, any Irrevocable Proxies and the undated instruments of transfer and the other items furnished to the Pledgee pursuant to Section 3 hereof or otherwise by Pledgor.
          13. Further Assurances; Appointment as Attorney-in-Fact. The Pledgor shall from time to time, and at all times after the security constituted by this Agreement shall have become enforceable, execute all such further instruments and documents and do all such things as the Pledgee may reasonably deem desirable for the purpose of obtaining the full benefit of this Agreement and of the rights, title, interest, powers, authorities and discretions conferred on the Pledgee by this Agreement. Pledgor hereby irrevocably appoints the Pledgee its attorney-in-fact, with full power and authority in its name and on its behalf and as its act and deed, for the purpose of carrying out the terms of this Agreement, to execute, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which Pledgee may deem desirable for any of the purposes of this Agreement; provided, that the Pledgee shall have no right to, and shall not, exercise the foregoing power of attorney unless and until a Pledgor Event of Default has occurred and is continuing. The Pledgee shall have full power to delegate this power of attorney but no such delegation shall preclude the subsequent exercise of such power by the Pledgee itself or preclude the Pledgee from subsequent delegation to some other person and any delegation may be revoked by the Pledgee at any time.
          14. No Waiver. No waiver by the Pledgee of any default shall operate as a waiver of any other default or of the same default on any subsequent occasion.
          15. Remedies Cumulative and Exclusive. The rights and remedies herein are cumulative, and not exclusive of other rights and remedies which may be granted or provided by law.
          16. Successors and Assigns. All rights of the Pledgee shall inure to the benefit of the successors and assigns of the Pledgee. All obligations of the Pledgor shall be binding upon the Pledgor’s successors and assigns. Whenever in this Agreement Pledgee is referred to, such reference shall be deemed to include the successors and assigns of Pledgee as permitted under the Financing Agreement, and all covenants, promises and agreements by or on behalf of Pledgee which are contained in this Agreement or the Financing Agreement shall inure to the benefit of the successors and permitted assigns of Pledgee. The rights and duties of Pledgor, however, may not be assigned or transferred, except as permitted under the Financing Agreement or the Interim Financing Order, Final Financing Order or any other orders of the Bankruptcy Court, or as otherwise agreed in writing by the Pledgee.
          17. Notices. Any demand upon or notice to the Pledgor hereunder shall be effective when delivered by hand or when properly deposited in the mails postage prepaid, or sent by facsimile transmission, receipt acknowledged, or delivered to an overnight courier, addressed to the Pledgor at the address shown below or at such other address as the Pledgor may advise the Pledgee in writing. Any notice by the Pledgor to the Pledgee shall be given as aforesaid, addressed to the Pledgee at the address shown below or such other address as the Pledgee may advise the Pledgor in writing:

If to Pledgee:	Andrew J. Morris Persistency c/o Persistency Capital LLC 1270 Avenue of the Americas Suite 2100 New York NY 10020 Fax: (646) 619-4642 Phone: (212) 554-1813

with a copy to:	John R. Ashmead, Esq. Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Fax: (212) 480-8421 Phone: (212) 574-1200

If to Pledgor:	CanArgo Energy Corporation c/o Vincent McDonnell Fax: (206) 834-7688 Phone: (206) 682-8322

with a copy to:	Peter Basilevsky, Esq. Satterlee Stephens Burke & Burke LLP 230 Park Avenue New York, NY 10169 Fax: (212) 818-9606 Phone: (212) 818-9200
          18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE AND EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT.
          19. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE BANKRUPTCY COURT OR IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR AND THE PLEDGEE EACH HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR AND THE PLEDGEE EACH HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR

PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AND THE PLEDGEE, AS APPLICABLE, AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 17 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH OTHER IN ANY OTHER JURISDICTION. THE PARTIES HERETO EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          20. WAIVER OF JURY TRIAL, ETC. THE PLEDGOR AND THE PLEDGEE HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE PLEDGOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE PLEDGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PLEDGEE WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE PLEDGOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE FOR ENTERING INTO THIS AGREEMENT.
          21. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. The delivery by a party of a telecopy or facsimile signature to this Agreement shall have the same effect as the delivery of an original signature; provided, however, that the parties shall thereafter promptly deliver original signature pages (although the failure or delay in the delivery of an original signature shall not vitiate or impair the legally binding effect of a telecopy or facsimile signature).
          22. Entire Agreement. This Agreement and the documents and instruments referred to herein (including the Financing Agreement) embody the entire agreement entered into between the parties relating to the subject matter hereof, and may not be amended, waived, or discharged except by an instrument in writing executed by the party against whom enforcement of said amendment, waiver, or discharge is sought.

          23. Headings. In this Agreement, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto, by their duly authorized agents, have executed this Agreement as a sealed instrument as of the ___day of October, 2009.

IN PRESENCE OF:	PERSISTENCY

Witness	By:

Name:
Title:

CANARGO ENERGY CORPORATION

Witness	By:

Name:
Title:

SCHEDULE 1
PLEDGED SHARES

Entity	Certificate #	# Percentage Owned

100%

2

EXHIBIT A
IRREVOCABLE PROXY
          The undersigned, the registered and beneficial owner of [shares] (the “Shares”) of [NAME], a                                                       (“name”) [represented by certificates No. [                     ] and No. [                                   ]], hereby makes, constitutes and appoints PERSISTENCY, a Cayman Islands limited company (the “Pledgee”) with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote 100% of the Shares at all annual and special meetings of equityholders of [name] or take any action by written consent with the same force and effect as the undersigned might or could do, subject to the last sentence of the following paragraph.
          The Shares have been pledged to the Pledgee pursuant to a Pledge Agreement dated [October                     , 2009] between the undersigned and the Pledgee (the “Pledge Agreement”). Terms defined in or by reference in the Pledge Agreement shall have the same meanings when used herein. This power and proxy may be exercised only upon the occurrence and during the continuance of a Pledgor Event of Default (as such term is defined in the Pledge Agreement).
          This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable through the Termination Date (as such term is defined in the Pledge Agreement).
          IN WITNESS whereof the undersigned has caused this instrument to be duly executed this                      day of [October, 2009].

Name: